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                                EXHIBIT (5)(d)(2)

                          FORM OF APPLICATION (RIB II)
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Application for variable annuity
Issued by: Transamerica Life Insurance Company ("Transamerica Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001 Mail the application and a check: Transamerica Life Insurance Company. Attn: Variable Annuity Dept.


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
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1. OWNER              In the event the owner is a trust, please provide
                      verification of trustees.
                      Name:                                                                 Phone No.:
                      --------------------------------------------------------------------------------------------------------------

  If no annuitant is
  specified in #2, the
                      Address:                                            City:                        State:      Zip:
                      --------------------------------------------------------------------------------------------------------------

  Owner will be the
  Annuitant.          [ ]Male   [ ]Female      SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ] Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
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JOINT OWNER(S)
                      Name:                                                                 Phone No.:
                      --------------------------------------------------------------------------------------------------------------


                      Address:                                            City:                        State:      Zip:
                      --------------------------------------------------------------------------------------------------------------

  Annuitant.          [ ]Male   [ ]Female      SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ] Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
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2. ANNUITANT
                      Name:                                                     Relationship to Owner:
                      --------------------------------------------------------------------------------------------------------------

  Complete only if    Address:                                            City:                        State:      Zip:
                      --------------------------------------------------------------------------------------------------------------

  different from Owner.
                      [ ]Male   [ ]Female      SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ] Birthdate [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
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3. BENEFICIARY(IES)   Primary:                                        Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

                      Primary:                                        Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

                      Contingent:                                     Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

                      Contingent:                                     Relationship to Annuitant:                            %
                      --------------------------------------------------------------------------------------------------------------

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4.TELEPHONE           Following is authorized to make telephone transfer requests (check one only):
TRANSFERS             [ ]Owner(s) only, or
                      [ ]Owner(s) and Owner's Registered Representative (Print Rep Name)
                                                                                        --------------------------------------------

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5. ALLOCATION          Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
OF PREMIUM             If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS


Initial Premium
$
------------------
Make check payable
to Transamerica Life
Insurance Company.
Type of Annuity;
                  [ ]Non-qualified
Qualified Types:
Also complete Section 6.
[ ]IRA
[ ]Roth IRA
[ ]SEP/IRA
[ ]403(b)
[ ]Keogh
[ ]Roth Conversion
[ ]Other __________
___________________
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

VARIABLE OPTIONS:                                                                                 FIXED OPTIONS:
[ ]  AIM V.I. Capital Appreciation         .0%  [ ]  Nations Marsico Growth & Income              [ ]  Dollar Cost Averaging     .0%

[ ]  AIM V.I. Growth & Income              .0%       Portfolio                               .0%  (Must complete section 7.)
[ ]  AIM V.I. Value                        .0%  [ ]  Nations Marsico Focused Equities
[ ]  AIM V.I. Government Securities        .0%       Portfolio                               .0%  [ ]  1 Year Guarantee Period   .0%

[ ]  Dreyfus Small Company Stock           .0%  [ ]  Nations Marsico International                [ ]  3 Year Guarantee Period   .0%

[ ]  Dreyfus Stock Index                   .0%       Opportunities Portfolio                 .0%  [ ]  5 Year Guarantee Period   .0%

[ ]  Dreyfus Money Market                  .0%  [ ]  Nations Marsico 21st Century Portfolio  .0%  [ ]  7 Year Guarantee Period   .0%

[ ]  Fidelity VIP Equity-Income            .0%  [ ]  Nations Mid-Cap Growth Portfolio        .0%
[ ]  Fidelity VIP Growth                   .0%  [ ]  Oppenheimer Capital Appreciation             Total Variable and Fixed      100%

[ ]  Fidelity VIP High Income              .0%       Fund/VA                                 .0%
[ ]  Fidelity VIPII Contrafund             .0%  [ ]  Oppenheimer Main Street Growth               . Policy values, when allocated
[ ]  Fidelity VIPII Investment Grade Bond  .0%       & Income Fund/VA                        .0%    to any of the Variable Options
[ ]  Fidelity VIPIII Growth & Income       .0%  [ ]  Oppenheimer Global Securities/VA        .0%    are not guaranteed as to fixed
[ ]  Fidelity VIPIII Balanced              .0%  [ ]  Oppenheimer Strategic Bond/VA           .0%    dollar amount.
[ ]  Fidelity VIPIII Mid Cap               .0%  [ ]  Oppenheimer High Income/VA              .0%
[ ]  Janus Growth                          .0%  [ ]  Transamerica VIF Growth Portfolio       .0%  . When funds are allocated to
[ ]  MFS Emerging Growth                   .0%  [ ]  Van Kampen Emerging Growth              .0%    Fixed Account Guarantee Periods,

[ ]  MFS Research                          .0%  ___________________________________________  .0%    policy values underpolicy may
[ ]  MFS Total Return                      .0%  ___________________________________________  .0%    increase or decrease in
[ ]  MFS Utilities                         .0%  ___________________________________________  .0%    accordance with Excess Interest

[ ]  Nations High Yield Bond Portfolio     .0%                                                      Adjustment prior to the end of
[ ]  Nations International Value Portfolio .0%                                                      Guarantee Period.

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6. QUALIFIED PLAN     IRA / SEP / ROTH IRA                                        ROTH IRA Rollover
INFORMATION                                                                                                   Date first established

                 $__________________ Contribution for tax year ____________      [ ][ ]/ [ ][ ]/ [ ][ ][ ][ ]or date of conversion

                 $__________________ Trustee to Trustee Transfer
                 $__________________ Rollover from [ ]IRA  [ ]403(b) [ ]Pension
                                                                                 $_________________________ Portion previously taxed

                                     [ ]Other_______________________________
RBKVA-APP R299                                                                                                          RIB II 5/01
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THIS FORM MUST BE REMOVED FROM THE BOOKLET BEFORE USING.
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
7. DOLLAR COST          Transfer Frequency :              Transfer to (indicate investment option and percentage):
AVERAGING
PROGRAM                 DCA Program Options               _________________________ _____.0%     _________________________ _____.0%
                       [ ]6 month program
Authorized by          [ ]12 month program                _________________________ _____.0%     _________________________ _____.0%
Owner signature        Number of transfers ________
in Section 11.                                            _________________________ _____.0%     _________________________ _____.0%

                                                          _________________________ _____.0%     _________________________ _____.0%
                        Other Frequency Options
                                                          _________________________ _____.0%     _________________________ _____.0%
                       [ ]Monthly (6 min, 24 max)
                       [ ]Quarterly (4 min, 8 max)        _________________________ _____.0%     _________________________ _____.0%
                                                                                                                        Total: 100%
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8. OTHER               Family Income Protector Option:
                       [ ]No   [ ]Yes  (Available at an additional cost, see prospectus)
Please complete.
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9. MINIMUM             Your selection cannot be changed after the policy has been issued. If no option is specified, Option A will
DEATH BENEFIT          apply.
                       [ ]Option A- Return of Premium Death Benefit. Annual Mortality and Expense (M&E) Risk Fee and
Select one.               Administrative Charge is 1.25%.
                       [ ]Option B- 5% Annually Compounding Death Benefit.  Maximum Annuitant issue age of 80:  Annual M&E Risk
                          Fee and Administrative Charge is 1.40%.
                       [ ]Option C- Annual Step-Up Death Benefit.  Maximum Annuitant issue age of 80: Annual M&E Risk Fee and
                          Administrative Charge is 1.40%.
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10.REPLACEMENT         Will this annuity replace or change any existing annuity or life insurance?  [ ]No   [ ] Yes
INFORMATION                                                                                   (If Yes, complete the following)

                       Company:                                                               Policy No.:
                       -------------------------------------------------------------------------------------------------------------

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11.SIGNATURE(S)        . Unless I have notified the Company of a community or marital property interest in this policy, the Company
OF AUTHORIZATION         will rely on a good faith belief that no such interest exists and will assume no responsibility for
ACCEPTANCE               inquiry.
                       . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.
                       . I (we) am in receipt of a current prospectus for this variable annuity.
                       . This application is subject to acceptance by Transamerica Life. If this application is rejected for any reason, Transamerica Life will be liable only for return of premiums paid.
                       [ ]Check here if you want to be sent a copy of Statement of Additional Information.
                       I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

                       Signed at     City:                                      State:                 Date:
                       -------------------------------------------------------------------------------------------------------------

                       Owner(s):                                                    Annuitant (if not Owner):
                       -------------------------------------------------------------------------------------------------------------

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12.AGENT               Do you have any reason to believe the annuity applied for will replace or change any existing annuity or
INFORMATION            life insurance?     [ ] No    [ ] Yes

                       I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.


                       Registered Representative/
                       Licensed Agent Name (please print):                                    Signature:
                       -------------------------------------------------------------------------------------------------------------

                       Phone No.:                                 SS# / TIN  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]  [ ]A  [ ]B  [ ]C
                       ------------------------------------------
                       Transamerica Life Agent #:
                       -------------------------------------------------------------------------------------------------------------

                       Firm Name:
                       -------------------------------------------------------------------------------------------------------------

                       Firm Address:
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THIS FORM MUST BE REMOVED FROM THE BOOKLET BEFORE USING.

RBKVA-APP R299(B)